PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping finance the $19.4 million substantial rehabilitation of Labor Retreat Apartments, a seven- story building consisting of 77 affordable housing units. The building was originally developed and owned by the Minneapolis Labor Temple Association in 1976.

Planned building upgrades include roofing, windows, and laundry and community kitchen facilities. Renovations to residential units include new flooring, appliances, and upgrades to kitchens and bathrooms.

HIT ROLE	The HIT provided $10.8 million in financing through the purchase of taxable Ginnie Mae construction loan certificates and a permanent loan certificate from Colliers Mortgage, LLC. Since 1991, the HIT has financed 109 projects in Minnesota and 79 projects in the Twin Cities, all built with 100% union construction labor.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, all units will be restricted to individuals and families earning 60% or less of the Area Median Income. Additionally, all 77 units are currently covered by a Project-Based Section 8 HAP Contract, which means each resident’s contribution is no more than 30% of their income.

Renovations will include a number of green features like replacement windows that meet Energy Star performance criteria for Northern Climate zones, LED lighting, Energy Star appliances, among others; and numerous improvements to comply with the Americans with Disabilities Act.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $10.8 Million	Total Development Cost $19.4 Million	77 Units (100% affordable)	47,750 Hours of Union ConstructionWork Generated	$1.6 Million Tax revenue generated	$11.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2023. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Labor Retreat Apartments – Minneapolis, MN

“Labor Retreat Apartments was originally developed and owned by the Minneapolis Labor Temple Association in 1976. The project is now in need of substantial rehabilitation. Through the HIT, the Minneapolis Building and Construction Trades council is again investing its members pension funds into high quality affordable housing at a time when it is sorely needed in our city.”

- Dan McConnell, President
MN Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

9/2023

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com